Mast Multialternative Strategy Fund

Class A Shares (CSQAX)

Class I Shares (CSQIX)

A series of Investment Managers Series Trust III (the “Trust”)

Supplement dated September 11, 2026, to the currently effective

Prospectus dated February 28, 2026, as supplemented.

Effective August 21, 2026, the second paragraph below the table under the “Investment Advisor” heading on page 36 of the Prospectus regarding the voluntary waiver of the Fund’s advisory fee is deleted in its entirety.

Please file this Supplement with your records.